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                                                                   EXHIBIT 10.79


                           AMENDMENT AGREEMENT NO. 2

      AMENDMENT AGREEMENT ("Amendment") dated as of February 1, 2005 to the Revolving Credit Agreement dated as of September 27, 2002, as amended to date (as the same may be further amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement") by and among UNITED STATES ENRICHMENT CORPORATION, a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders") and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank) as Administrative and Collateral Agent (the "Agent"), Merrill Lynch Capital, as Syndication Agent, GMAC Commercial Finance LLC (formerly known as GMAC Business Credit, LLC), as Documentation Agent and Congress Financial Corporation, as Managing Agent. All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Credit Agreement.

      WHEREAS, the Borrower, Lenders and the Agent entered into the Credit Agreement and other Financing Documents, including the Security Agreement;

      WHEREAS, the Credit Agreement and Guarantee of Holdings restrict the incurrence of Liens on assets of the Borrower or Holdings;

      WHEREAS, the Company and Holdings are parties to (x) Memoranda of Agreement entered into as of December 10, 2004 pursuant to which the Department of Energy ("DOE") will deliver to the Company certain feed material and (y) a Security Agreement dated as of February 2, 2005 ("DOE Security Agreement") pursuant to which the Company and Holdings will grant to the DOE a security interest in such feed material and the proceeds thereof; and

      WHEREAS, the Borrower and Holdings have requested that the Required Lenders amend the provisions of Section 6.02 of the Credit Agreement and the Holdings' Guarantee for the purpose of allowing a Lien in favor of the DOE on feed material delivered to the Company by the DOE.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. AMENDMENT TO CREDIT AGREEMENT

      1.1 Section 6.02 of the Credit Agreement is hereby amended by striking the word "and" at the end of 6.02(g), striking the period at the end of 6.02(h) and adding in its place "; and" and adding the following subsection (i):

            "(i) Liens created by the Security Agreement dated as of February 2, 2005 as in effect on its effective date made by the Borrower and Holdings in favor of the Department of Energy covering natural uranium feed material, the accounts arising from the sale thereof, all contracts and agreements for the sale thereof, books and records related thereto and all proceeds thereof (none of which for the purposes of this Agreement shall constitute Eligible Inventory or Eligible Receivables) (collectively, the "DOE Collateral"), provided that such material is maintained in specifically designated cylinders and physically separated from Eligible Inventory and the accounts arising from the sale of such material are maintained by separate written or electronic records identifying the Lien of the Department of Energy."
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      SECTION 2. AMENDMENT TO GUARANTEE OF HOLDINGS

      2.1 Section 5 of the Holdings Guarantee is hereby amended by adding the following unnumbered sentence at the end of such Section:

            "Notwithstanding anything to the contrary contained in this Section 5, the Guarantor may enter into the Security Agreement dated as of February 2, 2005 made by the Guarantor and the Borrower in favor of the Department of Energy and grant a Lien on the assets described therein, provided that such Lien complies with Section 6.02(g) of the Credit Agreement."

      SECTION 3. AMENDMENT TO SECURITY AGREEMENT

      3.1   Section 2.1 Pledge and Grant of Security Interest is hereby amended
                        -------------------------------------
by adding the following sentence at the end of the last paragraph thereof:

            "In addition, in no event shall the Collateral include, and no Pledgor shall be deemed to have granted a security interest in, the DOE Collateral."

      SECTION 4. CONDITIONS PRECEDENT

      4.1 All representations and warranties contained in this Amendment or otherwise made in writing to the Agent in connection herewith shall be true and correct.

      4.2 No unwaived event has occurred and is continuing which constitutes an Event of Default under the Credit Amendment or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

      4.3 The Agent shall have received counterparts of this Amendment duly executed by the Borrower, Holdings and Required Lenders.

      4.4 The Agent shall have received a fully executed copy of the DOE Security Agreement in form and substance reasonably satisfactory to it.

      SECTION 5. MISCELLANEOUS

      5.1 The Borrower reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except insofar as such representations and warranties relate expressly to an earlier date). Each of the Borrower and Holdings represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

            (a) It has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

            (b) No consent of any other person, and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment;

            (c) This Amendment has been duly executed and delivered on behalf of each such party by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;
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            (d)   The execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of each.

      5.2 All references to the Credit Agreement in the Credit Agreement, the Financing Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as such may in the future be amended, restated, supplemented or modified from time to time;

      5.3 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and other Financing Documents are unchanged, and said agreements shall remain in full force and effect and are hereby confirmed and ratified;

      5.4 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement;

      5.5 The Required Lenders hereby authorize the Agent to file Uniform Commercial Code amendments removing from the Collateral description assets which are subject to the Lien of the DOE.

      5.6 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart; and

      5.7 This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York and shall become effective upon execution thereof by the Borrower, the Agent and the Required Lenders.
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      IN WITNESS WHEREOF, the Borrower, the Agent and the Required Lenders have caused this Amendment to be duly executed by their respective officers as of the date and year first above written.

                              UNITED STATES ENRICHMENT CORPORATION, as Borrower


                              By:        /s/ Ellen C. Wolf
                                  ----------------------------------------
                                  Name:  Ellen C. Wolf
                                  Title: Sr VP and CFO


                              JPMORGAN CHASE BANK, N.A. (formerly known as
                              JPMorgan Chase Bank), individually and as Administrative and Collateral Agent and Lead Arranger


                              By:        /s/ James M. Barbato
                                  ----------------------------------------
                                  Name:  James M. Barbato
                                  Title: Vice President


                              MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc., as Syndication Agent and Lender


                              By:        /s/ Mark Gertzof
                                  ----------------------------------------
                                  Name:  Mark Gertzof
                                  Title: Director


                              GMAC COMMERCIAL FINANCE LLC, as Documentation Agent and Lender


                              By:         /s/ Thomas Maiale
                                   ----------------------------------------
                                   Name:  Thomas Maiale
                                   Title: Director
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                             CONGRESS FINANCIAL CORPORATION, as Managing Agent
                             and Lender


                             By:          /s/ Jason Searle
                                   ----------------------------------------
                                   Name:  Jason Searle
                                   Title: Assistant VP


                             SIEMENS FINANCIAL SERVICES, INC., as Lender


                             By:          /s/ Michael Coiley
                                   ----------------------------------------
                                   Name:  Michael Coiley
                                   Title: Senior Vice President


                             SOVEREIGN BANK, as Lender


                             By:          /s/ Eric Ritter
                                   ----------------------------------------
                                   Name:  Eric Ritter
                                   Title: AVP


Acknowledged:

USEC INC., as Guarantor


By:      /s/ Ellen C. Wolf
      ------------------------------
      Name:  Ellen C. Wolf
      Title: Sr VP and CFO